UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Horberg Exchange Agreements

On August 24, 2026, the Company entered into an Exchange Agreement (the “Series D Exchange”) with Horberg Enterprises, LP (“Horberg”). The Company previously sold Horberg 100,000 shares of Series D Convertible Preferred Stock pursuant to that certain Securities Purchase Agreement dated as of October 1, 2025. Pursuant to the Series D Exchange, the Company and Horberg agreed to exchange and convert 9,600 shares of Series D Convertible Preferred Stock for 72 shares of Series E Preferred Stock, representing a dollar amount of $72,000.

On August 24, 2026, the Company entered into an additional Exchange Agreement (the “Series E Exchange”) with Horberg Enterprises, LP (“Horberg”). Pursuant to the Series E Exchange, the Company and Horberg agreed to exchange and convert 72 shares of Series E Preferred Stock for 602,491 shares of common stock.

The foregoing descriptions of the Series D and Series E Exchanges are not a complete description of all of the parties’ rights and obligations under the Exchanges, and are qualified in their entirety by reference to the Series D Exchange Agreement and Series E Exchange Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Agile Exchange and Settlement Agreement

On August 24, 2026, the Company entered into an Exchange and Settlement Agreement (the “Securities Exchange Agreement”) with Agile Capital Funding, LLC (“Agile”).

The Company previously entered into that certain Business Loan and Security Agreement (the “Loan Agreement”), pursuant to which Agile extended a term loan to the Company in an original principal amount of $787,500 dated December 4, 2025.

Pursuant to the Securities Exchange Agreement, AREB and Agile exchanged all amounts due pursuant to the Loan Agreement for 1,333,111 shares of the Company’s common stock (the “Conversion Shares”), valued at $0.1125 per share.

Upon consummation of the exchange, all amounts owed under the Loan Agreement were fully satisfied.

The Securities Exchange Agreement included representations, warranties and covenants by the Company and Agile that are customary for a transaction of this type.

The foregoing description of the Securities Exchange Agreement is not a complete description of all of the parties’ rights and obligations under the Securities Exchange Agreement, and is qualified in its entirety by reference to the Securities Exchange Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Streeterville June 2025 Note Exchange Agreement

On August 26, 2026, the Company entered into an Exchange Agreement (the “Note Exchange”) with Streeterville Capital, LLC. The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000. Pursuant to the Note Exchange, the Company and Streeterville agreed to partition a new Secured Promissory Note in the original principal amount of $155,000 (the “Partitioned Note”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balance of the Partitioned Note. Concurrently, the Partitioned Note was exchanged for 1,000,000 shares of the Company’s common stock.

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The foregoing descriptions of the Note Exchange is not a complete description of all of the parties’ rights and obligations under the Note Exchange, and are qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026.

Streeterville Capital DACA Funds Release

As previously disclosed, on June 26, 2025, the Company entered into a note purchase agreement with Streeterville Capital, LLC (“Streeterville”) pursuant to which the Company issued and sold to Streeterville a secured promissory note in the original principal amount of $5,470,000. On the Closing Date, Streeterville paid $375,000.00 to the Company and $4,625,000.00 was sent to an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, ARH Sub, LLC, a Utah limited liability company, to be held pursuant to the Deposit Account Control Agreement (“DACA”). On July 10, 2025, the Company entered into a second securities purchase agreement, and amended and restated the DACA, with Streeterville pursuant to which the Company issued and sold to Streeterville a second secured convertible promissory note in the original principal amount of $6,235,000 (the “Note”). Streeterville paid $650,000.00 to Champion Safe Company, Inc., a wholly-owned subsidiary of the Company, and $5,000,000.00 was sent to the DACA account at Lakeside Bank. On August 20, 2026, Streeterville and ARH Sub sent joint instructions to Lakeside Bank to release $50,000 from the DACA to the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 18, 2026, Silverback Capital Corporation (“SCC”) requested the issuance of 500,000 shares of Common Stock to SCC, representing a payment of approximately $60,375.

On August 21, 2026, SCC requested the issuance of 500,000 shares of Common Stock to SCC, representing a payment of approximately $56,550

On August 24, 2026, the Company issued Horberg Enterprises LP 602,491 shares of common stock, valued at $0.119105 per share, pursuant to a preferred stock exchange agreement set forth in Item 1.01 above.

On August 25, 2026, SCC requested the issuance of 500,000 shares of Common Stock to SCC, representing a payment of approximately $56,875.

On August 25, 2026 the Company issued Agile Capital Funding, LLC 1,333,111 shares of common stock pursuant to an Exchange Agreement. Upon issuance of the Exchange Shares the outstanding balance under the Secured Promissory Note dated December 4, 2025 is fully satisfied.

On August 26, 2026, the Company issued Streeterville 1,000,000 shares of common stock pursuant to the exchange agreement at a per share price of $0.1550.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

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Item 7.01. Regulation FD Disclosure.

On August 18, 2026, the Company’s wholly-owned subsidiary, Champion Safe Company, Inc., issued a press release titled “Champion Safe Accelerates Dealer Fulfillment and Production Momentum at Sports Inc August 2026 Outdoor Show.” A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

On August 19, 2026, the Company issued a press release titled “American Rebel Light Beer Releases George Washington Founding Fathers Campaign on AmericanRebelBeer.com.” A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report.

On August 21, 2026, the Company issued a press release titled “American Rebel Light Beer & World Champion Matt Hagan Charge into The 2026 NHRA Brainerd Nationals this weekend on FS1 & FS2.” A copy of the press release is furnished herewith as Exhibit 99.3 to this Current Report.

On August 24, 2026, the Company issued a press release titled “Matt Hagan Drives American Rebel Light Beer Funny Car to 2026 NHRA Brainerd Nationals Victory on FS1 National Broadcast and NHRA Funny Car Points Lead.” A copy of the press release is furnished herewith as Exhibit 99.4 to this Current Report.

On August 26, 2026, the Company issued a press release titled “American Rebel Light Beer Drives Major Fan Engagement, Retail Expansion and Brand Visibility During the 2026 NHRA Brainerd Nationals.” A copy of the press release is furnished herewith as Exhibit 99.5 to this Current Report.

The information contained in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Horberg Series D Exchange Agreement dated August 24, 2026
10.2	Horberg Series E Exchange Agreement dated August 24, 2026
10.3	Agile Exchange Agreement dated August 25, 2026
99.1	Champion Safe Sports Inc August Show Press Release dated August 18, 2026
99.2	American Rebel Beer Continues Patriotic AD Campaign Press Release dated August 19, 2026
99.3	American Rebel Beer in NHRA Brainerd Press Release dated August 21, 2026
99.4	Matt Hagan NHRA Win Press Release dated August 24, 2026
99.5	2026 NHRA Brainerd Nationals Press Release dated August 26, 2026
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 31, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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